Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events
25. SUBSEQUENT EVENTS

On February 22, 2022, the Group announced that Vivere Lifesciences Acquisition Corp. (“Vivere”), a special purpose acquisition company (the “SPAC”), of which the Group owns 30% of the Class B shares (the “Promoter Shares”), has filed a listing application with the Hong Kong Stock Exchange (the “Proposed Listing”). The Group intends to utilize Vivere as a platform to enhance its global innovation ecosystem and forge strong partnerships with potential targets through the de-SPAC
process. The SPAC is a capital-efficient tool to support the Group to build strategic alliances with worldwide innovators with the goal to develop transformational medicines for patients. As of the report date, no cash has been injected into Vivere by the Company.